Exhibit 10.126

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS.  ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Sunoco Partners Marketing & Terminals LP
1004 N. Big Spring Street
Suite 515
Midland, TX 79701
April 2, 2009	432 686 7080
Fax 432 687 2641

Mr. John Lacik

Square One Energy

Suite 3200 Unit 25

801 Cherry Street

Fort Worth, TX 76102

Re:	Crude Oil Purchase Agreement
Sunoco Partners Reference No. 521329

Dear Mr. Lacik:

Reference is made to the above subject Crude Oil Purchase Agreement whereby Sunoco Partners Marketing & Terminals L.P. will purchase all of the crude oil and condensate, produced from the lease(s) listed on Exhibit “A”.

This confirms our understanding that by mutual consent said agreement shall be amended as follows:

Effective December 1, 2008, the following lease and facility (**) were deleted, as set forth on Exhibit “A”:

Price.  Effective February 1, 2009, for those leases listed on the attached Exhibit “A”, the price per barrel for each month shall be Sunoco Partners’ monthly average base price for West Texas/New Mexico Intermediate crude oil, (currently Col. 4), gravity deemed 40 degrees API, available in Sunoco Partners’ Crude Oil Price Bulletin Summary as published, plus the average of Platt’s P-Plus WTA price for the operational month, *****(1) per barrel.

For pricing purposes any crude oil delivered hereunder shall be deemed to have been delivered in equal daily quantities, and the price as described above shall be based on the prices in effect during the calendar month in which delivered occur.

Price Note:  The average of Platt’s P-Plus WTI price is taken from the operational month values contained in Platt’s Oilgram Price Report.  (For example, the Platt’s average for December would include those Platt’s prices published for October 26 through November 25 inclusive.)  This average will be calculated to the nearest one-tenth of one cent.  The time period for these calculations will begin the day following the deadline for pipeline scheduling, usually the 26th day of the month, two months prior to the month of delivery, through the last day of pipeline scheduling, usually the 25th day of the month, one month prior to the month of delivery.  Saturday, Sunday, and holidays are excluded.

Except as hereby specifically modified, all terms and conditions of said Crude Oil Purchase Agreement shall remain in full force and effect.

If the foregoing is in accordance with your understanding of our agreement, please indicate your acceptance and confirm by signing in duplicate and returning one (1) copy for our files by mail or fax to:

(1) THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS.  ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Contract Administrator

Sunoco Partners Marketing & Terminals L.P.

1004 N. Big Spring, Suite 515

Midland, Texas 79701

(432) 686-7080 / Fax: (432) 687-2641

If we do not receive a signed copy by mail or fax within ten (10) business days from the date of receipt of this amendment, we will take that as evidence of your acceptance of this amendment to the above referenced agreement.

Agreed and accepted this 27th day of April, 2009.

SQUARE ONE ENERGY		SUNOCO PARTNERS MARKETING & TERMINALS L.P.
		By:	Sunoco Logistics Partners Operations Gp LLC,
Its General Partner

By:	/s/ Patrick M. McKinney	By:	/s/ David Johnson
	Patrick M. McKinney		David C. Johnson, Agent
Title:	VP of Operations	Title	Crude Oil Representative

Date	04/27/2009	Date	04/07/2009

EXHIBIT “A”
SQUARE ONE ENERGY – COPA #521329	REVISION EFFECTIVE: 12/01/2008

EFF. DATE	SUNOCO PARTNERS PROP. #	LEASE NAME	FIELD	COUNTY/ST	DIVISION ORDER	PRICE*	G&H

03/01/04	0092600000	DESDEMONA GAS PLNT	DESDEMONA	EASTLAND, TX	100% E	SUNOCO PARTNERS WT/NM INT (COL.4) PLUS PLATTS P + *****(2)	$	*****	(2)
03/01/04	4008540000	HOGTOWN-MOORE UNIT	DESDEMONA	EASTLAND, TX	100% E	SUNOCO PARTNERS WT/NM INT (COL.4) PLUS PLATTS P + *****(2)	$	*****	(2)
03/01/04	40210470000	DESDEMONA FIELD UT (TAXABLE)	DESDEMONA	EASTLAND, TX	100% E	SUNOCO PARTNERS WT/NM INT (COL.4) PLUS PLATTS P + *****(2)	$	*****	(2)

(2) THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS.  ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

*AS PUBLISHED IN SUNOCO PARTNERS MARKETING & TERMINALS L.P. CRUDE OIL PRICE BULLETIN SUMMARY